Exhibit 10.1

PLEDGE AGREEMENT PLEDGE AGREEMENT dated as of January 20 , 2026 , by and among VS Services LLC, a Delaware limited liability company (“Pledgor”) and GBII Partners Inc . , a Seychelles corporation (“Pledgee”), and L A M Y, a Wyoming corporation (“Company”) . W I T N E S S E T H : WHEREAS, in order to secure the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all of the Pledgor’s obligations referred to below (the “Obligations”) to the Pledgee or any successor to the Pledgee under this Agreement and the Secured Promissory Note dated January 20 , 2026 between the Pledgor and Pledgee (the “Note”), the Pledgor has agreed to irrevocably pledge to the Pledgee all of its right, title, and interest in One Million Two Hundred Seventy - Six Thousand Two Hundred Twenty - Five ( 1 , 276 , 225 ) shares of the Company’s Common Stock owned by Pledgor (the “Pledged Interest”) . NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties hereto agree as follows : 1. Pledge . As security for the payment and performance in full of all the Obligations, Pledgor hereby irrevocably pledges, hypothecates and sets over unto Pledgee, and grants to Pledgee, a valid first lien and security interest in the Pledged Interest . Pledgor has delivered to Pledgee simultaneously with the execution of this Agreement, share certificates representing the Pledged Interest together with an original transfer or stock power executed by Pledgor with respect thereto, medallion guaranteed or with a medallion waiver executed by the Company or has caused the Pledged Interest to be transferred to the brokerage account designated by the Pledgee . 2. Pledgor’s Covenants . Until the Obligations have been paid and satisfied in full, Pledgor will not (i) sell, assign, transfer, pledge, hypothecate, encumber or otherwise grant any interest in or to the Pledged Interest ; (ii) consent to any redemption of the Pledged Interest ; or (iii) cause the Company to issue to Pledgor any additional shares of the Company’s capital stock without the express written consent of Pledgee . Pledgor acknowledges that the funds loaned pursuant to the Note represent sufficient and adequate consideration for the covenants and obligations of Pledgor under this Agreement . 3. Representations and Warranties of Pledgor . Pledgor hereby represents and warrants to Pledgee that : (a) the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the performance, observance, and fulfillment by Pledgor of all of the terms and conditions to be performed, observed, and fulfilled under this Agreement have been duly approved and authorized by all necessary action . Pledgor has the right, power, legal capacity, and authority to enter into and perform Pledgor's obligations under this Agreement and, to Pledgor's knowledge, no consent of any third party is necessary with respect thereto; (b) this Agreement constitutes a valid and binding obligation of the Pledgor, enforceable against Pledgor in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (whether considered in a proceeding at law or in equity) ; (c) the execution, delivery and performance by Pledgor of this Agreement and the pledge of the Pledged Interest by Pledgor hereunder does not and will not result in any violation of any agreement, indenture, instrument, certificate of incorporation, judgment, decree, order, law, rule or regulation applicable to Pledgor ; (d) except for the lien and security interest in the Pledged Interest granted hereunder to Pledgee, Pledgor is and, until the pledge of the Pledged Interest to Pledgee, will continue to be the sole owner, beneficially and of record, of the Pledged Interest, and holds and will continue to own the Pledged Interest free and clear of all liens, claims, charges, security interests and encumbrances of every kind and nature . (e) Pledgor and the Company will defend Pledgor’s title and interest in and to the Pledged Interest against any and all liens, claims, security or other interests, rights, options or other impediments or encumbrances of any kind or nature whatsoever ; (f) the pledge of the Pledged Interest effected hereunder will vest in Pledgee the rights of Pledgor in the Pledged Interest as set forth herein, and will grant to Pledgee a valid, enforceable and perfected first lien and security interest in the Pledged Interest ; (g) the Pledged Interest consists of shares of the Company that are fully paid and non - assessable . Pledgor represents that, to the best of Pledgor's knowledge, the shares may be sold subject to compliance with applicable securities laws and any restrictions set forth in this Agreement . the representations and warranties of Pledgor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement in accordance with the provisions of Section 7 hereof . 4. Voting Rights ; Dividends and Distributions . Until the termination of this Agreement : (a) Pledgor shall be entitled to fully exercise any and all voting and/or other consensual rights and powers that would otherwise accrue to an owner of the Pledged Interest or any part thereof, except as set forth in Section 2 ; provided, however, that in the event that (i) Pledgor shall breach or otherwise fail to comply with any of the representations, warranties, 2

3 covenants or obligations under or pursuant to this Agreement and such breach or failure shall continue for five (5) business days after written notice thereof to Pledgor, which notice shall specify in reasonable detail the nature of the breach or failure, or (ii) Pledgor or the Company shall breach or otherwise default in any of their respective representations, warranties, covenants or obligations under the Note, Pledgee shall then have the right to exercise any and all voting and/or other consensual rights and powers that would otherwise accrue to an owner of the Pledged Interest . (b) All distributions, whether payable in cash, other property or securities of the Company or evidence of indebtedness of the Company that are payable or issuable with respect to the Pledged Interest shall, upon payment or issuance, be deemed to be part of the Pledged Interest . To the extent that such distributions include additional securities of the Company, such securities will be promptly delivered to Pledgee to be held by it in accordance with the provisions of this Agreement . (c) Notwithstanding Sections 4 (a) and 4 (b), the Pledgee may, from time - to - time, in its sole discretion, sell the shares comprising the Pledged Interest . For sales made prior to the maturity date 50 % of the gross proceeds of any sale shall be applied first to the accrued and unpaid interest on the Note and then to the Principal of the Note . The Pledgor shall cooperate with the Pledgee and do those things required for Pledgee to make sales as contemplated by this Section 4 (c) . Any sale of shares comprising the Pledged Interest after the Maturity Date shall be applied in accordance with Section 5 (d), below . 5. Remedies Upon Default . (a) Upon the occurrence of an Event of Default (as defined below), the Pledgee shall be entitled to vote all the Pledged Interest and receive all dividends and distributions thereon (which shall be delivered by the Company to the Pledgee), sell the Pledged Interest at a public or private sale for cash or otherwise, and otherwise exercise any and all rights and remedies available to a secured party upon default under the Uniform Commercial Code as enacted in Florida or otherwise with respect to the Pledged Interest . An “Event of Default” shall mean (i) any breach or default by Pledgor of this Agreement that remains uncured for five (5) business days after written notice, or (ii) any breach or default by Pledgor under the Note . Pledgee’s pursuit of any remedy or remedies set forth in Section 5 shall not constitute an election of remedies or preclude pursuit of any other remedy or remedies provided in this Section 5 separately, or concurrently, or in any combination . (b) In case of any sale by the Pledgee of any of the Pledged Interest on credit, or for future delivery, the shares so sold may be retained by the Pledgee until the sale price is received by the Pledgee . The Pledgee shall not incur any liability if the purchaser fails to pay for the Pledged Interest so sold . In case of any such failure, the Pledged Interest may be sold again, from time to time as determined by the Pledgee . Pledgor agrees that the sending by the Pledgee to Pledgor of written notice of the date on or after which any private sale or other intended disposition of the Pledged Interest may be made, ten (10) business days in advance of such date,

4 is considered reasonable notice . It is hereby agreed by Pledgor that a private or other sale is considered to be a commercially reasonable manner of disposition of the Pledged Interest . The Pledgee shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Interest for their own account for investment and not with a view to the distribution or sale thereof and, upon consummation of any such sale, the Pledgee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Interest so sold . Each such purchaser at any such sale shall receive the shares sold absolutely free from any claim or right on the part or in favor of Pledgor, all of which are hereby waived by Pledgor . The Pledgee shall not be obligated to make any sale of any Pledged Interest if it shall determine not to do so, regardless of the fact that notice of sale of such Pledged Interest shall have been given . The Pledgee may, upon written notice, adjourn any public or private sale or cause the same to be adjourned from time to time and such sale may be made at the time and place to which the same was so adjourned . (c) Concerning the Shares . The Pledged Interest may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Securities Act of 1933 , as amended (the “Act”), or (ii) the Pledgee or its transferee shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144 ”) . Subject to the removal provisions set forth below, until such time as the shares comprising the Pledged Interest have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate : "NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 , AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS . THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 , AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE PLEDGEE) , IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144 A UNDER SAID ACT, NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES . "

5 (d) Application of Proceeds of Sale . The proceeds of any sale of the Pledged Interest pursuant to this Section 5 shall be applied by the Pledgee as follows: FIRST, to the payment of all costs and expenses incurred by Pledgee in connection with such sale and otherwise in enforcing Pledgee’s rights under this Agreement and the Note, including, but not limited to, the fees and expenses of Pledgee and the Pledgee’s legal counsel, and all other costs or expenses incurred in connection with the exercise of any right or remedy hereunder and under the Note ; SECOND, to the payment in full of the Obligations ; and THIRD, with respect to any then excess thereof, to Pledgor, his successors or assigns, or as a court of competent jurisdiction may otherwise direct . For the purposes of hereof proceeds of any sale of the Pledged Interest shall be calculated as follows : iii. i. From one (1) to thirty (30) days following the Maturity date sale proceeds shall mean that amount equal to 35 % of the gross proceeds from the sale of shares comprising the Pledged Interest . ii. From thirty - one (31) to sixty (60) days following the Maturity date sale proceeds shall mean that amount equal to 20 % of the gross proceeds from the sale of shares comprising the Pledged Interest . From sixty - one (61) days following the Maturity date until the Note is paid in full sale proceeds shall mean that amount equal to 10 % of the gross proceeds from the sale of shares comprising the Pledged Interest . (e) Liquidated Damages . Notwithstanding the foregoing, the Pledgee shall be under no obligation to sell the Pledged Interest and may retain all of the Pledged Interest as liquidated damages . (f) Grant of Power of Attorney . Pledgor hereby appoints the Pledgee, its successors and assigns, until this Agreement shall have been terminated in accordance with Section 6 , as Pledgor’s attorney - in - fact, with full power of substitution, for purposes of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney - in - fact may deem necessary or advisable to accomplish the purposes of this Agreement, including the sale of the Pledged Interest in the name of Pledgor, which appointment as attorney - in - fact is irrevocable and coupled with an interest . 6 . Termination . This Agreement shall terminate, and all liens and security interests in the Pledged Interest shall automatically terminate and be completely released, upon the payment in full of the Obligations .

6 7. Further Assurances . Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, reassignments, agreements and instruments, as Pledgee may at any time request in connection with this Agreement or with respect to the Pledged Interest or any part thereof, and with respect to the grant to Pledgee of the lien and security interest in the Pledged Interest, or otherwise in order to better assure and confirm unto Pledgee its rights and remedies hereunder and under the Note . The Pledgee will, upon the termination of this Agreement as provided in Section 6 hereof, return the Pledged Interest held by it to Pledgor . 8. Miscellaneous. (a) Each notice, request, consent, approval or other communication required or permitted by this Agreement (the “Notices”) shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, in each such instance against receipt thereof or sent by registered or certified mail, return receipt requested . Notices shall be deemed to have been given on the date of such personal delivery or, if sent by certified or registered mail, as aforesaid, on the third day after the date of mailing . Notices shall be addressed to the party for whom intended at his or its addresses set forth on the first page of this Agreement or to such other address as a party shall have designated by notice in writing to the other parties given in the manner provided by this Section . (b) Binding Effect ; Assignment . This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, executors, legal representatives, successors and permitted assigns ; provided , however , that nothing in this Agreement, express or implied, shall confer on Pledgor the right to assign any of his rights or delegate any of his obligations hereunder at any time, absent the prior written consent of Pledgee . (c) No Waiver by Pledgee . No failure on the part of Pledgee to exercise, and no delay on the part of Pledgee in exercising, any right, power or remedy under this Agreement shall operate as a waiver thereof ; nor shall any single or partial exercise by Pledgee of any right, power or remedy under this Agreement preclude any other or further exercise thereof or the exercise of any right, power or remedy . The remedies provided in this Agreement are cumulative and are not exclusive of any remedies provided by law, including any equitable remedies available to Pledgee . (d) Amendments and Waivers . No amendment, supplement or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the party to be bound thereby . (e) Applicable Law . This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, with respect to contracts made and to be fully performed therein, without giving effect to the principles of conflicts of law thereof . Pledgee and Pledgor each hereby agree that the state and federal courts located in Broward County, Florida, and any other court of competent jurisdiction selected by Pledgee,

7 shall have exclusive jurisdiction and venue over all actions and proceedings relating to this Agreement, and Pledgee and Pledgor each hereby waive the right to trial by jury and personal service in any such action, and consent to service of process in any manner permitted for Notices in Section 9 (a) hereof . Each of Pledgor and Pledgee hereby waives any defense of forum non conveniens with respect to any such action or proceeding . (f) Severability . If any term or provision of this Agreement shall be held to be illegal, invalid or unenforceable under applicable law, it shall not affect the continued legality, validity and enforceability of each remaining term and provision hereof, each of which shall continue in full force and effect . (g) Expenses . Pledgor and Pledgee shall pay all costs and expenses incurred by them relating to the negotiation, preparation and execution of this Agreement (except as otherwise provided in the Note) . In the event, however, of any action by Pledgee to enforce this Agreement, regardless of whether any legal proceeding is commenced, Pledgor, USTM and MC Classic jointly and severally agree to pay all costs and expenses, including attorneys’ fees, which are incurred by Pledgee in connection therewith . (h) Counsel . No inference, assumption or presumption shall be drawn from the fact that a party or its or his attorney prepared and/or drafted this Agreement and it shall be conclusively presumed that the parties participated equally in such preparation and drafting . The parties hereto acknowledge that their execution hereof is voluntary, that they have been advised by their respective counsel as to all of the provisions hereof and that, in executing this Agreement, each is not relying on any inducements, promises or representations made by the other party or its or his representatives, except as shall be expressly set forth herein . (i) Entire Agreement . This Agreement sets forth the entire agreement of the parties hereto with regard to the subject matter hereof (except for the applicable provisions of the Note) and supersedes and replaces all prior agreements and understandings, oral or written, with regard to such matters . (j) Counterparts . This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed an original, but all of which when taken together, shall constitute one and the same instrument, and this Agreement may be completed by facsimile transmission, which transmission will be deemed to be an original and considered fully legal and binding on each of the signatories hereto . [SIGNATURES FOLLOW ON NEXT PAGE]

S i gna t u re _ Print Name Signature Print Name COMPANY L A M Y IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. WITNESS: PLEDGOR: VS SERVICES LLC _______________________________ m By: Na e: Richard Houraney Title: Manager WITNESS: Signature Print Name PLEDGEE: GB II PARTNERS INC. WITNESS: By: Name Title: y: ______________________________ am Matthew Dwyer B _ N e: Title: Chief Executive Officer 8